UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22374

Nuveen Mortgage Opportunity Term Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Attractive Distribution and Return Potential from a Portfolio
Consisting Primarily of Mortgage-Backed Securities

Semi-Annual Report

June 30, 2011

Nuveen Mortgage Opportunity Term Fund

JLS

Nuveen Mortgage Opportunity Term Fund 2

JMT

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Distribution and Share Price Information	9

Performance Overviews	11

Portfolios of Investments	14

Statement of Assets & Liabilities	22

Statement of Operations	23

Statement of Changes in Net Assets	24

Statement of Cash Flows	25

Financial Highlights	26

Notes to Financial Statements	28

Annual Investment Management Agreement Approval Process	40

Reinvest Automatically Easily and Conveniently	48

Glossary of Terms Used in this Report	50

Other Useful Information	54

Chairman's
Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2011

Nuveen Investments

Portfolio Manager's Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Credit ratings are from Moody's and include the fund's pro rata investment in a PPIP partnership. N/A includes cash, cash equivalents, and securities not rated by a nationally recognized ratings agency. Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody's or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

Nuveen Mortgage Opportunity Term Fund (JLS)
Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Asset Management LLC, an affiliate of Nuveen Investments. Nuveen Asset Management is responsible for determining each Fund's overall investment strategy and monitoring the performance of Wellington Management Company, LLP (Wellington Management), the sub-adviser for both Funds.

Wellington Management has responsibility for implementing each Fund's direct investments in mortgage-backed securities and other permitted investments. Michael Garrett, serves as portfolio manager for the Funds. He has 20 years of corporate finance and investment management experience and joined Wellington Management in 1999.

Here Michael talks about his management strategy and the performance of the Funds for the six-month period ending June 30, 2011.

What key strategies were used to manage the Funds during this period?

Both Funds seek to generate total returns by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency residential MBS (RMBS) and commercial mortgage-backed securities (CMBS). Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, both directly and also indirectly through a private feeder fund that invests alongside the U.S. Treasury (UST) in a master fund organized to invest directly in MBS and other assets eligible under the UST's Public-Private Investment Program (PPIP). Both JLS and JMT are effectively leveraged through their investment in the PPIP fund, and may be leveraged directly as well up to a maximum effective leverage of 33% of total net assets. The Funds currently have a limited term of 10 years, at which time all net assets will be distributed to shareholders of record.

During this period, we remained constructive on CMBS but continued to believe that the non-agency RMBS sector offered better relative value, and we positioned the Funds accordingly. The Funds continue to be conservatively positioned with RMBS, with a bias to higher quality collateral to protect against downside risk in the event of a prolonged path toward economic recovery and further deterioration in the mortgage market.

While CMBS experienced increased volatility over the period, our views of the fundamentals have not changed materially. In fact CMBS fundamentals are beginning to show initial signs of improvement across property types; for example, the rate of loans transitioning into delinquency status for the first time, a key indicator that we closely monitor, has started to show signs of stabilization. Also, transaction volume is beginning to pick

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*  Maiden Lane II was created in 2008 to alleviate capital and liquidity pressures on AIG stemming from its securities lending program by purchasing $20.5 billion in private label RMBS from several of AIG's U.S. insurance subsidiaries. In March 2011, it was announced that the Fed would begin a process of selling the assets over time in the open market. The Fed has since suspended plans to sell off the remaining mortgage bonds held by its Maiden Lane II vehicle, conceding that investors' retreat from riskier assets had weighed on the auction.

**  Six-months returns are cumulative; all other returns are annualized.

***  JLS and corresponding index since inception returns are from 11/25/09. JMT and corresponding index since inception returns are from 2/24/10.

1  The Barclays Capital Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

up, which we view as a positive indication that clearing levels have been found. In addition, CMBS continues to be a bifurcated market. There is a lot of capital currently chasing the Gateway Cities (New York, Boston, San Francisco, and Chicago), and Prime Assets (Class A properties or desirable properties with prime locations). Distressed property valuations are down roughly 60%, with top tier properties down only 15%. Until there is a sustained improvement in the job market, we are likely to continue to see the commercial real estate market have an uneven recovery. We should expect this flight to quality to continue until there is better, more sustained clarity on the U.S. recovery. We believe CMBS is well positioned to outperform going forward, although to a lesser extent than the outsized returns of 2009 and 2010.

The non-agency RMBS market performed well in the first quarter, but experienced spread tightening and price weakness in the second quarter. The recent volatility of the non-agency RMBS market has been driven primarily by a combination of exogenous events (e.g., the Fed's unwinding of Maiden Lane II*, the U.S. debt ceiling debate, concerns about sovereign debt in Europe) that we believe will stabilize over time. In addition, while residential housing fundamentals are still weak, they are largely tracking our base-case expectations for the sector. On June 29, 2011, Bank of America agreed to settle certain claims related to the repurchase of mortgages held as part of mortgage-backed securities issued by Countrywide Home Loans or related entities. While the settlement is not yet final and there are still a number of unanswered questions, we view the news as a positive for the non-agency RMBS market.

Despite the possibility that many or all of these issues will be resolved in ways that strengthen the MBS market, they combined to act as a drag on the market during this period, and at period end they remained concerns that affected the market's upside potential.

How did the Fund perform over this period?

The performance of JLS and JMT, as well as a general market index, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value**

For periods ended 6/30/11

	6-Month	1-Year	Since Inception***
JLS	-0.62%	8.94%	9.39%
Barclays Capital Aggregate Bond Index[1]	2.72%	3.90%	5.04%
JMT	-0.81%	8.69%	8.96%
Barclays Capital Aggregate Bond Index[1]	2.72%	3.90%	5.74%

Six-months returns are cumulative. All other returns are annualized.

For the six-month reporting period, JLS and JMT underperformed the Barclays Capital Aggregate Bond Index.

The Funds' allocation to agency collateralized mortgage obligations (CMOs) was the strongest positive contributor as low rates and slow pre-payments resulted in strong performance. In addition, the Funds benefited from their allocation to Prime RMBS, as

Nuveen Investments

higher quality collateral performed better than lower quality in light of the increased volatility.

The primary detractors to returns were the Funds' Alternative-A loans (Alt-A) and sub-prime RMBS holdings. This was largely due to technical pressure resulting from the Fed's partial unwinding of the Maiden Lane II portfolio, which depressed prices generally and had the most pronounced negative effect in sub-prime RMBS. The Fed's announcement at the end of June that additional sales would be delayed for an unspecified period of time created a positive tone for the residential market. In addition, technical pressures that resulted from European bank selling due to regulatory uncertainty had an adverse effect particularly on Alt-A RMBS.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Funds' use of leverage creates the possibility of higher volatility for each Fund's per share NAV, market price, distributions and returns. There is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Mortgage-Backed Securities Risk. Investing in MBS entails various risks, including credit risks inherent in the underlying collateral, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, and geographical concentration risks.

Nuveen Investments

Limited Term Risk. Both Funds' assets will be liquidated in connection with its termination and with the termination of the feeder PPIP fund. As a result, each Fund may be required to sell portfolio securities when it otherwise would not.

Risks Related to the Role of the U.S. Treasury (UST) in the Master PPIP Fund. Because the UST provides equity capital and debt financing to the master PPIP funds, the UST will be able to exercise certain rights and powers in regard to the master PPIP funds that may not be in the interest of the Funds or their common shareholders.

Nuveen Investments

Distribution and Share Price Information

The following information regarding your Fund's distributions is current as of June 30, 2011, and likely will vary over time based on each Fund's investment activities and portfolio investment value changes.

During the six-month reporting period, the Funds' monthly distributions to shareholders remained stable.

During certain periods, the Funds may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Funds during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in a Funds' NAV. As of June 30, 2011, both Funds had positive UNII balances for both tax purposes and financial reporting purposes.

The following table provides estimated information regarding each Fund's distributions and total return performance for the six months ended June 30, 2011. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Fund's distributions.

As of 6/30/11	JLS	JMT
Inception date	11/25/09	2/24/10
Six months ended June 30, 2011:
Per share distribution:
From net investment income	$1.03	$1.00
From long-term capital gains	0.00	0.00
Return of capital	0.00	0.00
Total per share distribution	$1.03	$1.00
Annualized distribution rate on NAV	8.44%	8.29%
Average annual total returns:
Six-Month (Cumulative) on NAV	-0.62%	-0.81%
1-Year on NAV	8.94%	8.69%
Since inception on NAV	9.39%	8.96%

Nuveen Investments

Share Repurchases and Shares Price Information

As of June 30, 2011, and since the inception of the Funds' repurchase programs, the Funds have not repurchased any of their outstanding shares.

As of June 30, 2011, the Funds' share prices were trading at (-) discounts to their NAVs as shown in the accompanying table.

Fund	6/30/11 (-) Discount		Six-Month Average (-) Discount
JLS	(-	)0.16%	(-	)2.86%
JMT	(-	)1.27%	(-	)4.72%

Nuveen Investments

JLS

Performance

OVERVIEW

Nuveen Mortgage Opportunity Term Fund

  as of June 30, 2011

Aggregate Sector Allocation (as a % of total investment exposure)4,6

2010-2011 Monthly Distributions Per Share5

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Nominal spread duration is a measure of a mortgage-backed security's or fund's susceptibility to price changes resulting from changes in interest rates in the open market for that type of security or fund. The Fund's average spread duration is the market value weighted average of the spread duration of each fund portfolio investment, excluding cash equivalents, leverage and investments in derivatives. A bond's spread duration is defined as the projected percent price change of the bond given a 100 basis point move in its yield spread relative to a comparable maturity Treasury security. Spreads can "widen" or "tighten" relative to comparable duration Treasury securities. A "widening" occurs when spreads increase and would likely result in a price decline for a security (or portfolio) with positive spread duration. A "tightening" occurs when spreads decrease and would likely result in a price increase for a security (or portfolio) with positive spread duration. The Fund relies on holding-specific spread durations as projected and reported by the Fund's sub-adviser, Wellington Management Company, LLP ("Wellington Management"). The Fund's average spread duration reflects the spread durations of bonds held in the master fund (the "Master PPIP Fund"), in which the Fund has indirectly invested. Spread duration is merely a projection and may not accurately reflect a bond's or a fund's actual price changes as a result of changes in market interest rates.

3 The Fund is a limited partner in a private feeder fund (the "Feeder PPIP Fund") organized by Wellington Management. The Feeder PPIP Fund invests all of its assets in the Master PPIP Fund that has been organized by Wellington Management to invest directly in mortgage-backed securities and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of Treasury.

4 Excluding investments in derivatives.

5 The Fund paid shareholders a long-term capital gain distribution in September 2010 of $0.2377 per share.

6 Investment exposure includes the Fund's pro rata investments in the Feeder PPIP Fund.

Fund Snapshot

Share Price	$24.42
Net Asset Value (NAV)	$24.46
Premium/(Discount) to NAV	-0.16%
Current Distribution Rate[1]	8.48%
Net Assets (000)	$387,241

Average Annual Total Returns

(Inception 11/25/09)

	On Share Price	On NAV
6-Month (Cumulative)	-0.18%	-0.62%
1-Year	11.84%	8.94%
Since Inception	6.31%	9.39%

Key Portfolio Statistics

Average Coupon	4.25%
Average Life (Years)	4.95
Spread Duration (Years)[2]	2.41

Portfolio Allocation

(as a % of total Fund investments)4

Mortgage-Backed Securities	72.6%
PPIP Limited Partnership[3]	22.3%
Short-Term Investments	5.1%

Nuveen Investments

Fund Snapshot

Share Price	$24.13
Net Asset Value (NAV)	$24.44
Premium/(Discount) to NAV	-1.27%
Current Distribution Rate[1]	8.31%
Net Assets (000)	$117,422

Average Annual Total Returns

(Inception 2/24/10)

	On Share Price	On NAV
6-Month (Cumulative)	3.09%	-0.81%
1-Year	12.64%	8.69%
Since Inception	4.59%	8.96%

Key Portfolio Statistics

Average Coupon	4.21%
Average Life (Years)	4.86
Spread Duration (Years)[2]	2.15

Portfolio Allocation

(as a % of total Fund investments)4

Mortgage-Backed Securities	68.6%
PPIP Limited Partnership[3]	25.4%
Short-Term Investments	6.0%

JMT

Performance

OVERVIEW

Nuveen Mortgage Opportunity Term Fund 2

  as of June 30, 2011

Aggregate Sector Allocation (as a % of total investment exposure)4,5

2010-2011 Monthly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Nominal spread duration is a measure of a mortgage-backed security's or fund's susceptibility to price changes resulting from changes in interest rates in the open market for that type of security or fund. The Fund's average spread duration is the market value weighted average of the spread duration of each fund portfolio investment, excluding cash equivalents, leverage and investments in derivatives. A bond's spread duration is defined as the projected percent price change of the bond given a 100 basis point move in its yield spread relative to a comparable maturity Treasury security. Spreads can "widen" or "tighten" relative to comparable duration Treasury securities. A "widening" occurs when spreads increase and would likely result in a price decline for a security (or portfolio) with positive spread duration. A "tightening" occurs when spreads decrease and would likely result in a price increase for a security (or portfolio) with positive spread duration. The Fund relies on holding-specific spread durations as projected and reported by the Fund's sub-adviser, Wellington Management Company, LLP ("Wellington Management"). The Fund's average spread duration reflects the spread durations of bonds held in the master fund (the "Master PPIP Fund"), in which the Fund has indirectly invested. Spread duration is merely a projection and may not accurately reflect a bond's or a fund's actual price changes as a result of changes in market interest rates.

3 The Fund is a limited partner in a private feeder fund (the "Feeder PPIP Fund") organized by Wellington Management. The Feeder PPIP Fund invests all of its assets in the Master PPIP Fund that has been organized by Wellington Management to invest directly in mortgage-backed securities and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of Treasury.

4 Excluding investments in derivatives.

5 Investment exposure includes the Fund's pro rata investments in the Feeder PPIP Fund.

Nuveen Investments

JLS

JMT

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2011; at this meeting the shareholders were asked to vote on the election of Board Members.

	JLS	JMT
	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	15,319,469	4,464,124
Withhold	143,544	43,363
Total	15,463,013	4,507,487
David J. Kundert
For	15,225,861	4,462,124
Withhold	237,152	45,363
Total	15,463,013	4,507,487
Terence J. Toth
For	15,308,514	4,462,124
Withhold	154,499	45,363
Total	15,463,013	4,507,487

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund

Portfolio of INVESTMENTS

  June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Mortgage-Backed Securities – 74.9%
	Residential – 74.9%
$4,404	ACE Securities Corporation, Asset Backed Pass-Through Certificates Series 2007-HE2	0.310%	12/25/36	Caa1	$2,783,001
1,835	AmeriCredit Automobile Receivables Trust Series 2010-2 Class E, 144A	8.660%	10/10/17	BB	2,037,854
9,301	Asset Backed Funding Corporation, Asset Backed Certificates, Series 2006-OPT3	0.373%	11/25/36	Caa3	4,337,219
1,000	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.453%	9/25/36	A	396,616
2,520	Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2006-2	5.769%	5/10/45	BBB-	2,225,835
2,130	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6	5.390%	10/10/45	A1	2,013,882
1,205	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4	5.808%	2/10/51	BBB	1,179,517
3,602	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.789%	6/25/47	CCC	2,868,432
6,820	Bear Stearns Adjustable Rate Mortgage Trust, Pass Through Certificates, Series 2006-4	4.764%	10/25/36	CCC	4,355,668
7,735	Bear Stearns Adustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2005-10	2.851%	10/25/35	BB	6,687,395
8,926	Bear Stearns Alt-A Trust, Mortgage Pass- Through Certificates, Series 2006-8	0.350%	6/25/46	Ca	3,692,041
5,609	Bear Stearns ARM Trust, Mortgage Pass Through Certificates, Series 2007-1	5.233%	2/25/47	D	3,642,203
3,300	Bear Stearns Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-T25	5.835%	9/11/42	A+	3,373,944
9,320	Carrington Mortgage Loan Trust, Asset Backed Pass Through Certificates, Series 2005-NC5	0.693%	10/25/35	AA+	5,019,472
5,000	Carrington Securities LP, Mortgage Loan Trust Assset-Backed Pass-Through Certificates Series 2007-HE1	0.344%	6/25/37	A+	3,313,005
4,113	Citgroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR4	5.424%	3/25/37	CCC	2,897,783
1,955	Citigroup Mortgage Loan Inc., Mortgage Pass Through Certificates, Series 2006- AR2	2.819%	3/25/36	Caa3	1,522,564
5,384	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.887%	8/25/35	Caa2	4,262,289
4,257	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	5.419%	11/25/36	D	2,428,943
5,195	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	5.207%	11/25/36	D	3,115,606
3,223	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificatesm Series 2007-AR8	5.693%	7/25/37	Caa3	2,259,692
1,440	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-J11	6.000%	10/25/35	CCC	989,622
548	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY5R	5.544%	3/25/47	CCC	542,487
4,388	Countrywide Asset-Backed Certificates Trust 2006-22	0.300%	5/25/47	A-	4,218,344
7,583	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.363%	3/25/47	B-	4,853,969
1,974	Countrywide CHL Mortgage Pass-Through Trust Series 2005-HY10	3.374%	2/20/36	Caa3	1,192,853
8,198	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13	0.444%	4/25/36	BB-	7,223,690
380	CPS Auto Trust, 144A	7.500%	4/16/18	BB	376,527
5,198	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass Through Certifcates Series 2005-12	3.070%	3/25/36	CCC	3,301,650
4,940	Dominos Pizza Master Issuer LLC, Series 2007-1, 144A	5.261%	4/25/37	BBB-	5,001,750
9,000	Fannie Mae Mortgage TBA Pools (MDR) (WI/DO)	4.000%	TBA	AAA	9,000,000
9,325	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates	6.427%	12/25/36	AAA	1,427,102
10,776	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates	6.187%	12/25/36	AAA	1,633,387
20,188	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates	6.087%	8/25/37	AAA	2,977,993
12,520	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.431%	5/15/36	AAA	2,028,040
25,909	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.401%	7/15/36	AAA	3,625,453

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$5,406	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through	6.000%	7/25/36	CCC	$4,191,267
	Certificates Series 2006-FA3
4,878	First Horizon Alternative Mortgage Securities, Mortage Pass-Through Certificates, Series 2006-FA3	6.000%	7/25/36	CCC	3,829,542
367	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	5.827%	5/25/37	CCC	250,514
3,518	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	5.706%	8/25/37	D	2,608,578
17,230	Freddie Mac Multi-Class Certificates, (I/O)	6.081%	8/15/35	AAA	2,563,618
4,543	Freddie Mac Multi-Class Certificates, (I/O)	6.931%	6/15/36	AAA	748,123
11,283	Freddie Mac Multi-Class Certificates, (I/O)	6.781%	8/15/36	AAA	1,679,481
16,132	Freddie Mac Multi-Class Certificates, (I/O)	6.481%	12/15/36	AAA	2,387,981
6,920	Freddie Mac Multi-Class Certificates, (I/O)	6.451%	12/15/36	AAA	1,006,600
14,413	Freddie Mac Multi-Class Certificates, (I/O)	6.181%	6/15/39	AAA	1,972,667
11,835	Freddie Mac Multi-Class Certificates, (I/O)	5.981%	10/15/39	AAA	1,511,517
27,115	Freddie Mac Multi-Class Certificates, (I/O)	6.001%	1/15/40	AAA	3,840,731
10,963	Freddie Mac Multi-Class Certificates, (I/O)	6.231%	2/15/40	AAA	1,711,714
505	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.884%	1/25/43	AAA	86,226
13,676	Freddie Mac Multifamily Structures Pass- Through Certificates, Series 2011-K012, (I/O)	2.288%	1/25/41	AAA	1,953,245
2,870	Freddie Mac Structured Pass Through Certificates Series 2010-K006, 144A	5.532%	12/26/46	AAA	2,807,275
4,833	GMAXM Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2005-AF2	6.000%	12/25/35	D	3,394,628
4,250	Goldman Sachs Mortgage Securities Corporation, Home Equity Asset-Backed Certificates Trust 2007-1	0.274%	2/25/37	CCC	2,042,685
2,760	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-FM3	0.424%	11/25/36	CCC	1,005,924
1,698	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	AAA	530,480
1,000	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass- Through Certificates, Series 2005-GG5	5.224%	4/10/37	Aaa	1,073,719
4,449	GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	2.680%	4/25/36	CCC	3,075,121
6,146	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	5.533%	5/25/47	CCC	4,247,424
5,300	HSI Asset Securitization Corporation, Mortgage Pass-Through Certificates, Series 2006-HE1	0.304%	10/25/36	CCC	2,255,818
3,133	IndyMac INDA Mortgage Loan Trust 2006- AR1	5.640%	8/25/36	AAA	2,918,905
6,594	IndyMac INDA Mortgage Loan Trust Series 2007-AR3	5.923%	7/25/37	CCC	4,936,885
7,525	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3	4.968%	8/15/42	A2	7,172,122
4,183	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.440%	5/15/45	Aaa	4,244,288
1,266	JPMorgan Mortgage Trust, Mortgage Pass-Through Certifcates, Series 2007-A4	5.189%	6/25/37	CCC	989,751
6,579	LB UBS Commercial Mortgage Trust Series 2007-C2, Pass Through Certificates	5.493%	2/15/40	BBB	6,192,665
2,600	LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C5	5.017%	9/15/40	A+	2,684,958
2,241	Leaf II Receivables Funding LLC, 144A	5.000%	2/20/22	N/R	2,142,137
1,381	Leaf II Receivables Funding LLC, 144A	5.000%	1/20/19	N/R	1,326,727
6,113	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	5.800%	8/25/36	Caa2	4,752,167
1,311	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	5.275%	6/25/37	CCC	911,173
1,198	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset Backed Certificates, Series 2007-MLN1	0.304%	3/25/37	CCC	846,542
9,065	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.665%	12/25/35	B+	6,988,417
5,000	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-LC1	5.509%	1/12/44	Aa2	4,740,779
2,343	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series Series 2006-7	6.141%	6/25/36	CCC	1,294,383
1,635	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-HQ13	5.569%	12/15/44	A+	1,734,996
4,600	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.544%	11/12/49	Aa1	4,680,684

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund (continued)

Portfolio of Investments June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$4,409	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates,	2.662%	3/25/36	CCC	$2,455,100
	Series 2006-3AR
2,465	Nomura Asset Acceptance Corporation, Alternative Loan Trust Mortgage Pass- Through Certificates Series 2005-AR4	3.058%	8/25/35	Ba3	1,831,500
3,400	NovaStar Mortgage Funding Corporation, Home Equity Loan Asset-Backed Certificates, Series 2007-2	0.374%	9/25/37	CCC	901,126
5,000	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	6.998%	9/25/37	CCC	2,308,750
3,249	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	3.314%	5/25/35	CCC	2,044,822
7,596	Residential Asset Mortgage Products Inc, GMACM Mortgage Pass-Through Certificates Series 2005-AR5	3.139%	9/19/35	CCC	5,916,637
3,215	Residential Asset Securitization Trust 2006-A7CB	6.500%	7/25/36	Ca	1,561,497
4,683	Residential Funding Mortgage Securities I Inc., Mortgage Pass Through Certificates Series 2007-SA3	5.672%	7/27/37	D	3,057,659
2,939	Residential Funding Mortgage Securities I Inc., Mortgage Pass Through Certificates, Series 2006-SA3	5.940%	9/25/36	CCC	2,304,656
4,231	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	5.750%	1/25/36	CCC	3,373,871
4,236	Residential Funding Mortgage Securities I,Mortgage Pass Through Certificates, Series 2007-SA2	5.616%	4/25/37	Caa3	3,027,179
4,168	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	5.832%	8/25/36	CCC	3,291,565
4,768	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	5.065%	2/20/47	CCC	3,909,907
2,911	Sierra Receivables Funding Company, Series 2011-1A, 144A	6.190%	4/20/26	BB	2,960,922
4,359	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-2	5.453%	4/25/37	CCC	3,328,620
1,257	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.823%	10/25/37	Caa1	1,076,611
2,454	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.753%	10/25/37	Caa1	1,851,428
6,661	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	5.650%	2/25/37	CCC	4,434,492
625	Wachovia Bank Commercial Mortgage Trust, Commericial Mortgage Pass-Through Certificates, Series 2007-C31	5.509%	4/15/47	Aa2	656,945
1,193	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS9	7.476%	4/25/33	B+	1,077,626
4,044	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Ca	2,486,974
5,788	Washington Mutual Mortgage Securities Corporation, Pass Through Certificates, Series 2006-AR	5.366%	12/25/36	CCC	4,249,354
2,074	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	6.101%	12/28/37	CCC	1,514,852
930	Wells fargo Mortgage Backed Securities Trust 2006-AR17, Mortgage Pass Through Certificates	4.958%	10/25/36	CCC	729,051
482	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	5.430%	10/25/36	CCC	381,202
2,215	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR10	2.739%	7/25/36	CCC	1,745,570
564	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR12	5.888%	9/25/36	Caa1	511,206
1,162	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR12	5.821%	9/25/36	Caa2	926,503
2,073	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR8	2.901%	4/25/36	BB	1,758,870
2,846	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR8	2.770%	4/25/36	BB	2,308,819
564,055	Total Residential				290,121,599
$564,055	Total Mortgage-Backed Securities (cost $281,882,881)				290,121,599

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	PPIP Limited Partnership – 23.0%
$–	Wellington Management Legacy Securities PPIP, LP, (3)	N/A	N/A	N/A	$88,980,610
$–	Total PPIP Limited Partnership (cost $85,728,596)				88,980,610
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 5.3%
$20,429	Repurchase Agreement with State Street Bank, dated 6/30/11,	0.010%	7/01/11		$20,428,648
	repurchase price $20,428,654 collateralized by $20,700,000
	U.S. Treasury Notes, 1.750%, due 5/31/16, value $20,842,085
	Total Short-Term Investments (cost $20,428,648)				20,428,648
	Total Investments (cost $388,040,125) – 103.2%				399,530,857
	Other Assets Less Liabilities – (3.2)% (4)				(12,290,178)
	Net Assets – 100%				$387,240,679

Investments in Derivatives

Future Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	Short	(269)	9/11	$(59,003,469)	$(135,146)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

  (4)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  PPIP  Public-Private Investment Program.

  TBA  To be announced. Maturity date not known prior to settlement of this transaction.

  MDR  Denotes investment is subject to dollar roll transactions.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  I/O  Interest only security.

  N/A  Not applicable.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2

Portfolio of INVESTMENTS

  June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Mortgage-Backed Securities – 71.0%
	Residential – 71.0%
$610	AmeriCredit Automobile Receivables Trust Series 2010-2 Class E, 144A	8.660%	10/10/17	BB	$677,434
1,120	Banc of America Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-7	6.226%	10/25/36	CCC	769,234
820	Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2006-2	5.959%	5/10/45	BBB-	724,280
1,370	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6	5.390%	10/10/45	A1	1,295,314
1,205	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4	5.997%	2/10/51	BBB	1,179,517
630	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	5.750%	7/25/36	CCC	459,187
467	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.762%	6/25/47	CCC	371,487
2,821	Bear Stearns Adjustable Rate Mortgage Trust, Pass Through Certificates, Series 2006-4	4.448%	10/25/36	CCC	1,801,504
2,895	Bear Stearns Adustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2005-10	2.827%	10/25/35	BB	2,502,910
975	Bear Stearns Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-T25	5.835%	9/11/42	A+	996,847
3,270	Carrington Mortgage Loan Trust, Asset Backed Pass Through Certificates, Series 2005-NC5	0.666%	10/25/35	AA+	1,761,124
823	Citicorp Mortgage Securities Inc., CitiMortgage Alternative Loan Trust, Senior and Subrodinated REMIC Pass Through Certificates, Series 2007-A6	6.000%	6/25/37	Caa3	580,481
257	Citigroup Mortgage Loan Inc., Mortgage Pass Through Certificates, Series 2006- AR2	2.854%	3/25/36	Caa3	200,337
226	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.406%	1/25/37	CCC	124,623
832	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.858%	8/25/35	Caa2	658,492
723	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificatesm Series 2007-AR8	5.673%	7/25/37	Caa3	507,123
667	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-85CB	5.250%	2/25/21	Caa1	607,814
983	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-25CB	0.786%	10/25/36	CCC	548,072
1,074	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	CCC	691,020
1,053	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.500%	5/25/36	CC	638,458
1,292	Countrywide Alternative Trust, Mortgage Pass-Through Certificates, Series 2007-18CB	0.656%	8/25/37	CCC	798,014
2,846	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.336%	3/25/47	B-	1,821,604
3,130	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.727%	3/20/36	CCC	1,739,094
1,200	Countrywide CHL Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates, Series 2006-19	6.000%	1/25/37	Caa2	1,105,550
769	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13	0.436%	4/25/36	BB-	677,369
2,174	Countrywide Home Loans, CHL Mortgage Pass-Through Certificates Trust 2007-21	6.250%	2/25/38	CCC	1,952,079
803	Countrywide Home Loans, Mortgage Pass Through Trust Series 2007-HY04	5.684%	9/25/47	CCC	545,464
130	CPS Auto Trust, 144A	7.500%	4/16/18	BB	128,812
1,500	Credit Suisse Mortgage Corporation, Series 2010 RR5, 144A	5.467%	9/18/39	N/R	1,551,271
2,218	Credit Suisse CSMC Mortgage-Backed Trust, Pass-Through Certificates Series 2007-3	5.746%	4/25/37	CCC	1,189,419
846	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass Through Certifcates Series 2005-12	3.093%	3/25/36	CCC	537,565
1,560	Dominos Pizza Master Issuer LLC, Series 2007-1, 144A	5.261%	4/25/37	BBB-	1,579,500
3,000	Fannie Mae Mortgage TBA Pools (MDR) (WI/DD)	4.000%	TBA	AAA	3,000,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$3,497	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.454%	12/25/36	AAA	$535,163
3,592	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.214%	12/25/36	AAA	544,462
6,729	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.114%	8/25/37	AAA	992,612
6,946	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.064%	2/25/40	AAA	958,300
4,173	Federal Home Loan Mortgage Corporation, REMIC	6.463%	5/15/36	AAA	676,013
750	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2007-FA2	5.500%	4/25/37	CCC	517,924
428	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	5.775%	5/25/37	CCC	292,010
240	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	5.698%	8/25/37	D	177,817
6,701	Freddie Mac Multi-Class Certificates	6.113%	8/15/35	AAA	996,963
4,216	Freddie Mac Multi-Class Certificates	6.813%	8/15/36	AAA	627,498
5,377	Freddie Mac Multi-Class Certificates	6.513%	12/15/36	AAA	795,994
6,736	Freddie Mac Multi-Class Certificates	6.483%	12/15/36	AAA	979,842
5,472	Freddie Mac Multi-Class Certificates	6.213%	6/15/39	AAA	748,883
8,164	Freddie Mac Multi-Class Certificates	6.033%	1/15/40	AAA	1,156,325
1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013	2.884%	1/25/43	AAA	221,967
4,655	Freddie Mac Multifamily Structures Pass- Through Certificates, Series 2011-K012	2.366%	1/25/41	AAA	664,936
835	Freddie Mac Structured Pass Through Certificates Series 2010-K006, 144A	5.532%	12/26/46	AAA	816,751
713	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	5.400%	3/25/47	CCC	503,517
566	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	AAA	176,827
1,500	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass Through Certifcates Series 2007-GG9	5.475%	3/10/39	Aaa	1,452,761
2,433	GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	2.667%	4/25/36	CCC	1,681,495
253	IndyMac INDA Mortgage Loan Trust 2006- AR1	5.612%	8/25/36	AAA	235,337
2,465	IndyMac INDA Mortgage Loan Trust Series 2007-AR3	5.923%	7/25/37	CCC	1,845,455
1,045	IndyMac INDX Mortgage Loan Trust 2006-AR3	3.025%	3/25/36	Ca	543,986
3,098	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.579%	11/25/35	CCC	1,934,384
1,295	IndyMac INDX Mortgage Loan Trust, Series 2006-AR27	0.376%	10/25/36	CCC	646,387
475	JPMorgan Mortgage Acquisition Trust, Asset-Backed Pass-Through Certificates. Series 2006-WMC2	0.303%	7/25/36	CCC	408,291
322	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-S3	6.000%	8/25/37	CCC	286,933
893	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.783%	6/25/36	Caa2	661,726
1,575	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3	5.141%	8/15/42	A2	1,501,142
870	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-CB16	5.593%	5/12/45	Aa3	864,705
676	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2008-C2	6.068%	2/12/51	A1	720,288
535	JPMorgan Mortgage Acquisition Trust, Asset-Backed Pass Through Certificates, Series 2007-CH3	0.336%	3/25/37	Caa1	384,598
374	JPMorgan Mortgage Trust, Mortgage Pass-Through Certifcates, Series 2007-A4	5.052%	6/25/37	CCC	292,626
841	Leaf II Receivables Funding LLC, 144A	5.000%	2/20/22	N/R	803,331
461	Leaf II Receivables Funding LLC, 144A	5.000%	1/20/19	N/R	442,883
2,179	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes,	5.800%	8/25/36	Caa2	1,693,765 Series 2007-2
187	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	5.231%	6/25/37	CCC	130,168
50	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.655%	12/25/35	B+	38,546
531	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-A6	0.466%	8/25/35	B-	455,747
460	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-HQ13	5.569%	12/15/44	A+	488,134
2,000	Morgan Stanley Capital Trust I, Commercial Mortgage Pass-Through, Certificates, Series 2007-IQ14	5.874%	4/15/49	Baa1	1,790,561
353	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.672%	3/25/36	CCC	196,778
2,751	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	D	2,027,394

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2 (continued)

Portfolio of Investments June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$1,888	Mortgage Asset Securitization Transactions Inc., Adjustable Rate Mortgage	0.496%	9/25/37	CCC	$1,348,403
	Pass-Through Certificates, Series 2007-HF2
525	Nom ura Asset Acceptance Corporation, Alternative Loan Trust, Mortage Pass Through Certificates, Series 2005-AP3	5.607%	8/25/35	CCC	341,686
2,204	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	7.238%	9/25/37	CCC	1,017,272
754	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass Through Certificates, Series 1006-QS10	0.486%	8/25/36	Caa3	392,534
841	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass Through Certificates, Series 2007-QS8	6.000%	6/25/37	CCC	570,767
413	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	269,413
1,321	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	3.840%	1/25/36	Caa3	684,018
505	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS15	6.500%	10/25/36	Ca	321,056
260	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS8	0.636%	8/25/36	Ca	136,026
1,611	Residential Asset Securitization Trust Series 2007-A9	6.250%	9/25/37	CCC	1,025,713
261	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2005-SA4	5.210%	9/25/35	Caa1	222,040
503	Residential Funding Mortgage Securities I,Mortgage Pass Through Certificates, Series 2007-SA2	5.622%	4/25/37	Caa2	344,806
345	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2007-3	5.316%	7/20/37	D	239,234
1,475	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	4.947%	2/20/47	CCC	1,209,169
942	Sierra Receivables Funding Company, Series 2011-1A, 144A	6.190%	4/20/26	BB	957,945
214	Sierra Receivables Funding Company, 144A	5.310%	11/20/25	BBB	214,517
2,766	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2006-12	0.346%	1/25/37	CCC	1,574,039
553	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-9	5.216%	10/25/47	CCC	352,001
123	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.792%	10/25/37	Caa1	104,976
2,492	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	5.636%	2/25/37	CCC	1,659,149
2,572	Washington Mutual Mortgage Securities Corporation, Pass Through Certificates, Series 2006-AR	5.302%	12/25/36	CCC	1,888,321
147	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	5.419%	10/25/36	CCC	116,274
950	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR8	2.770%	4/25/36	BB	770,687
166,666	Total Residential				83,392,270
$166,666	Total Mortgage-Backed Securities (cost $81,617,855)				83,392,270
	PPIP Limited Partnership – 26.3%
$–	JMT Wellington Management Legacy Securities PPIP, LP, (3)	N/A	N/A	N/A	$30,920,254
$–	Total PPIP Limited Partnership (cost $29,852,475)				30,920,254
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 6.2%
$7,260	Repurchase Agreement with State Street Bank, dated 6/30/11,	0.010%	7/01/11		$7,259,770
	repurchase price $7,259,772, collateralized by $7,355,000
	U.S. Treasury Notes, 1.750%, due 5/31/16, value $7,405,485
	Total Short-Term Investments (cost $7,259,770)				7,259,770
	Total Investments (cost $118,730,100) – 103.5%				121,572,294
	Other Assets Less Liabilities – (3.5)% (4)				(4,150,082)
	Net Assets – 100%				$117,422,212

Nuveen Investments

Investments in Derivatives

Future Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	Short	(77)	9/11	$(16,889,469)	$(38,685)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

  (4)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  PPIP  Public-Private Investment Program.

  TBA  To be announced. Maturity date not known prior to settlement of this transaction.

  MDR  Denotes investment is subject to dollar roll transactions.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  I/O  Interest only security.

  N/A  Not applicable.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  June 30, 2011 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Assets
Investments, at value (cost $281,882,881 and $81,617,855, respectively)	$290,121,599	$83,392,270
PPIP Limited Partnership, at value (cost $85,728,596 and $29,852,475, respectively)	88,980,610	30,920,254
Short-term investments (at cost, which approximates value)	20,428,648	7,259,770
Deposit with brokers for open futures contracts	134,500	38,502
Receivables:
Interest	1,616,216	476,614
Investments sold	356,902	—
Variation margin on futures contracts	4,203	1,203
Other assets	18,506	4,496
Total assets	401,661,184	122,093,109
Liabilities
Payables:
Dividends	2,488,921	627,416
Investments purchased	11,405,538	3,802,928
Accrued expenses:
Management fees	430,699	136,096
Other	95,347	104,457
Total liabilities	14,420,505	4,670,897
Net assets	$387,240,679	$117,422,212
Shares outstanding	15,833,756	4,804,200
Net asset value per share outstanding	$24.46	$24.44
Net assets consist of:
Shares, $.01 par value per share	$158,338	$48,042
Paid-in surplus	376,753,528	114,412,233
Undistributed (Over-distribution of) net investment income	1,438,281	46,356
Accumulated net realized gain (loss)	(2,465,054)	112,072
Net unrealized appreciation (depreciation)	11,355,586	2,803,509
Net assets	$387,240,679	$117,422,212
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Six Months Ended June 30, 2011 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Investment Income	$19,041,910	$5,779,004
Expenses
Management fees	2,654,026	837,506
Shareholders' servicing agent fees and expenses	83	69
Custodian's fees and expenses	38,172	15,665
Trustees' fees and expenses	16,797	5,099
Professional fees	56,977	56,926
Shareholders' reports – printing and mailing expenses	45,125	22,156
Stock exchange listing fees	4,473	4,422
Investor relations expense	17,802	5,734
Other expenses	10,669	7,073
Total expenses before custodian fee credit	2,844,124	954,650
Custodian fee credit	(772)	(57)
Net expenses	2,843,352	954,593
Net investment income (loss)	16,198,558	4,824,411
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	306,998	140,762
Futures contracts	(278,474)	(79,875)
Change in net unrealized appreciation (depreciation) of:
Investments	(18,047,242)	(5,720,338)
Futures contracts	(306,497)	(87,573)
Net realized and unrealized gain (loss)	(18,325,215)	(5,747,024)
Net increase (decrease) in net assets from operations	$(2,126,657)	$(922,613)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Mortgage Opportunity Term Fund (JLS)		Mortgage Opportunity Term Fund 2 (JMT)
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	For the period 2/24/10 (commencement of operations) through 12/31/10
Operations
Net investment income (loss)	$16,198,558	$28,642,259	$4,824,411	$5,713,256
Net realized gain (loss) from:
Investments	306,998	1,128,720	140,762	1,095,632
Futures contracts	(278,474)	(239,886)	(79,875)	(303,539)
Net unrealized appreciation (depreciation) of:
Investments	(18,047,242)	32,582,184	(5,720,338)	8,562,532
Futures contracts	(306,497)	(3,592,587)	(87,573)	48,888
Net increase (decrease) in net assets from operations	(2,126,657)	58,520,690	(922,613)	15,116,769
Distributions to Shareholders
From net investment income	(16,387,937)	(26,985,870)	(4,813,808)	(5,435,943)
From accumulated net realized gains	—	(3,763,684)	—	(982,468)
Return of capital	—	(316,194)	—	—
Decrease in net assets from distributions to shareholders	(16,387,937)	(31,065,748)	(4,813,808)	(6,418,411)
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	—	19,060,000	—	114,360,000
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	715,103	—	—
Net increase (decrease) in net assets applicable to shares from capital share transactions	—	19,775,103	—	114,360,000
Net increase (decrease) in net assets	(18,514,594)	47,230,045	(5,736,421)	123,058,358
Net assets at the beginning of period	405,755,273	358,525,228	123,158,633	100,275
Net assets at the end of period	$387,240,679	$405,755,273	$117,422,212	$123,158,633
Undistributed (Over-distribution of) net investment income at the end of period	$1,438,281	$1,627,660	$46,356	$35,753

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Six Months Ended June 30, 2011 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash Flows from Operating Activities
Net Increase (Decrease) In Net Assets from Operations	$(2,126,657)	$(922,613)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided (used in) operating activities:
Purchases of investments	(48,960,203)	(28,882,959)
Proceeds from sales and maturities of investments	51,740,463	30,301,654
Proceeds from (Purchase of) short-term investments, net	4,347,311	846,597
Amortization (Accretion) of premiums and discounts, net	(1,793,561)	(517,929)
(Increase) Decrease in:
Deposits with brokers for open future contracts	77,900	22,098
Receivable for interest	103,891	34,575
Receivable for investments sold	6,592,986	8,692
Other assets	(12,067)	(3,872)
Increase (Decrease) in:
Payable for variation margin on futures contracts	(98,234)	(28,031)
Payable for investments purchased	(13,799,128)	(2,330,572)
Accrued management fees	(14,300)	(3,221)
Accrued other expenses	(12,091)	(38,773)
Net realized (gain) loss from:
Investments	(306,998)	(140,762)
Paydowns	(105,288)	83,798
Change in net unrealized (appreciation) depreciation of investments	18,047,242	5,720,338
Net cash provided by (used in) operating activities	13,681,266	4,149,020
Cash Flows from Financing Activities
Increase (Decrease) in cash overdraft balance	—	(8,691)
Net cash activity from dollar rolls	214,937	46,063
Cash distributions paid to shareholders	(13,899,016)	(4,186,392)
Net cash provided by (used in) financing activities	(13,684,079)	(4,149,020)
Net Increase (Decrease) in Cash	(2,813)	—
Cash at the beginning of period	2,813	—
Cash at the End of Period	$—	$—

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

			Investment Operations			Less Distributions
		Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2011	(b)	$25.63	$1.02	$(1.16)	$(0.14)	$(1.03)	$—	$—	$(1.03)	$—	$24.46	$24.42
2010		23.89	1.81	1.90	3.71	(1.71)	(.24)	(.02)	(1.97)	— **	25.63	25.50
2009	(c)	23.88	.02	.04	0.06	—	—	—	—	(.05)	23.89	25.00
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2011	(b)	25.64	1.00	(1.20)	(0.20)	(1.00)	—	—	(1.00)	—	24.44	24.13
2010	(d)	23.88	1.19	1.96	3.15	(1.13)	(.21)	—	(1.34)	(.05)	25.64	24.38

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets(f)
		Based on Market Value(e)	Based on Net Asset Value(e)	Ending Net Assets (000)	Expenses		Net Investment Income		Portfolio Turnover Rate
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2011	(b)	(.18)%	(.62)%	$387,241	1.42	%*	8.08	%*	12%
2010		10.47	16.06	405,755	1.30		7.32		109
2009	(c)	.00	.06	358,525	1.21	*	.96	*	0
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2011	(b)	3.09	(.81)	117,422	1.56	*	7.91	*	26
2010	(d)	3.07	13.20	123,159	1.45	*	5.68	*	135

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the six months ended June 30, 2011.

(c)  For the period November 25, 2009 (commencement of operations) through December 31, 2009.

(d)  For the period February 24, 2010 (commencement of operations) through December 31, 2010.

(e)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(f)  Ratios do not reflect the effect of custodian fee credit earned on the Fund's net cash on deposit with the custodian bank, where applicable.

*  Annualized.

**  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are Nuveen Mortgage Opportunity Term Fund (JLS) and Nuveen Mortgage Opportunity Term Fund 2 (JMT) (collectively,the "Funds"). The Funds are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as newly organized, non-diversified, closed-end management investment companies. It is anticipated that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their net assets to shareholders of record as of the date of termination.

Effective January 1, 2011, the Funds' Adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, Inc. (the "Adviser"). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC to house its portfolio management capabilities.

Prior to commencement of operations, the Funds had no operations other than those related to organizational matters, the initial capital contribution of $100,275 to each Fund by the Adviser, and the recording of the Funds' organizational expenses ($16,000 per Fund) and their reimbursement by the Adviser.

Each Fund's investment objective is to generate attractive total returns through opportunistic investments in mortgage-backed securities ("MBS"). Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS"). Each Fund invests in MBS directly, and indirectly through a separate investment as a limited partner in a private feeder fund (the "Feeder PPIP Fund," collectively, the "Feeder PPIP Funds"). Each Fund's Feeder PPIP Fund invests in a master fund (the "Master PPIP Fund" collectively, the "Master PPIP Funds") that have been organized to invest directly in MBS and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of the Treasury (the "UST"). In the case of Mortgage Opportunity Term 2 (JMT), the Feeder PPIP Fund will have three limited partners, consisting of the Fund and two private offshore feeder funds that have already invested in the Feeder PPIP Fund. Each Fund may also invest up to 20% of its Managed Assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in other permitted investments, including cash and cash equivalents, UST securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts ("REITs"), as permitted by the 1940 Act. Wellington Management Company, LLP ("Wellington Management") has day-to-day responsibility for managing each Fund's direct investments in MBS and other permitted investments. Wellington Management is also the investment adviser to the Feeder PPIP Funds and the Master PPIP Funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Public-Private Investment Program

On March 23, 2009, the UST, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the United States Federal Reserve, announced the creation of PPIP. PPIP is designed to encourage the transfer of certain illiquid legacy real estate-related assets off the balance sheets of financial institutions, restarting the market for these assets and supporting the flow of credit and other capital into the broader economy. PPIP calls for the creation of public-private investment partnerships, such as the Master PPIP Funds, through which privately raised capital and the UST capital are pooled together to facilitate the purchase of PPIP Eligible Assets. PPIP Eligible Assets include RMBS and CMBS issued prior to 2009 that were originally rated AAA or that received an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by actual mortgage loans, leases or other assets and not other securities (other than certain swap positions, as determined by the UST). A significant portion of PPIP Eligible Assets are now rated below investment grade.

Nuveen Investments

PPIP Investments

The Feeder PPIP Funds and Master PPIP Funds are Delaware limited partnerships, organized to provide qualified institutional investors with access to PPIP. Mortgage Opportunity Term (JLS) is a limited partner of its Feeder PPIP Fund (Onshore PPIP Fund) and Mortgage Opportunity Term 2 (JMT) is a limited partner of its Feeder PPIP Fund (Offshore PPIP Fund). Each Fund's interest in its respective Feeder PPIP Fund is substantially identical to those of the other investors in the Feeder PPIP Fund in all material respects, except the Funds are not subject to the management fee of the Feeder PPIP Funds. Investors in each Fund, however, pay a management fee on each Fund's Managed Assets, which includes total assets attributable to each Fund's direct investments and its indirect investment in the leveraged Master PPIP Fund. The Feeder PPIP Funds invests all of their assets in the Master PPIP Funds. The Master PPIP Funds invest directly in a portfolio of PPIP Eligible Assets and borrows from the UST through a senior secured term loan facility. Neither of the Feeder PPIP Funds, nor the Master PPIP Funds, are registered with the Securities and Exchange Commission ("SEC") as an investment company under the 1940 Act, and neither Fund's interests are registered under the Securities Act of 1933, as amended. The Feeder PPIP Funds and Master PPIP Funds are each expected to terminate on October 1, 2017, but may be continued with the prior written consent of the UST for up to two consecutive one-year periods.

On December 8, 2009 (the "Commitment Date" for Mortgage Opportunity Term (JLS)), Mortgage Opportunity Term's (JLS) subscription for an investment of $95,000,000 in the Onshore Feeder PPIP Fund was accepted, and on March 2, 2010 (the "Commitment Date" for Mortgage Opportunity Term 2 (JMT)) Mortgage Opportunity Term 2's (JMT) subscription for an investment of $33,000,000 in the Offshore Feeder PPIP Fund was accepted. As of June 30, 2011, an undrawn capital commitment to each Feeder PPIP Fund of $9,402,100 and $3,265,993 remained for Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), respectively. The Adviser has delegated management of assets that have been committed to, but not yet called by, the Feeder PPIP Funds to Wellington Management.

Each Fund, as an additional new investor in the Feeder PPIP Fund, paid to the Feeder PPIP Fund an interest equivalent on the Fund's pro rata share of previously called capital pursuant to the partnership agreement. This interest equivalent or "equalization" payment, which totaled $130,696 and $118,468 for Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), respectively, compensated prior investors for the use of their previously contributed capital and was recorded as a component of each Fund's cost in the Feeder PPIP Fund.

The partnership agreements of the Feeder PPIP Funds and the Master PPIP Funds, which govern each Fund's investment, treat each Fund as if it had made its investment at the inception of its Master PPIP Fund. This means that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), as new investors, participated in losses of $217,735 and gains of $329,666, respectively, on their investment as of their respective Commitment Date, representing each Fund's pro rata share of its Master PPIP Fund's gains and losses as of that date.

Each Feeder PPIP Fund generally may not withdraw from its Master PPIP Fund, and each Feeder PPIP Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in its Master PPIP Fund, in whole or in part, without the prior written consent of the UST. Similarly, each Fund generally may not withdraw from its Feeder PPIP Fund, and each Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in its Feeder PPIP Fund, in whole or in part, without written consent of the general partner of its Feeder PPIP Fund and its Master PPIP Fund. As a result, each Fund's investment in its Feeder PPIP Fund is considered illiquid.

Investment Valuation

In determining the value of each Fund's direct investments, securities and other assets for which market quotations are available are valued at market value. The prices of each Fund's direct investments (which consist primarily of MBS) are provided by pricing services approved by each Fund's Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Futures contracts are valued using the closing settlement price, or in the absence of such a price, the last traded price and are generally classified as Level 1. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Each Fund's investment in its Feeder PPIP Fund is valued by determining the Fund's pro rata ownership interest in the net assets of the Feeder PPIP Fund. On a daily basis, each Fund receives an indication of the net asset value of its Master PPIP Fund, which the

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Adviser uses along with other inputs to derive a value for the Fund's investment in the Feeder PPIP Fund. These securities are generally classified as Level 3.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2011, Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) had outstanding when-issued/delayed delivery purchase commitments of $9,095,625 and $3,031,875, respectively.

Investment Income

Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Nuveen Investments

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund's distributions during the calendar year will generally be made from net investment income. In the event that total distributions during a calendar year exceed a Fund's tax-basis earnings and profits, the excess will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year end and are reflected in the accompanying financial statements.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2010, is reflected in the accompanying financial statements.

Leverage

Each Fund intends to use leverage to enhance the total return potential of its overall investment strategy. Each Fund expects its indirect investment in its Master PPIP Fund will be leveraged by borrowings by the Master PPIP Fund under a credit agreement with the UST in an amount equal to approximately 50% of the Master PPIP Fund's total assets immediately after giving effect to the borrowing. Each Master PPIP Fund's borrowing is non-recourse to each Fund. Although each Master PPIP Fund's borrowing will not constitute an actual borrowing of each Fund for purposes of the 1940 Act, it will constitute effective leverage for each Fund. Each Fund may also employ leverage at the Fund level through borrowings from a qualified government sponsored program or from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect) to 33% of its Managed Assets. As of June 30, 2011, each Master PPIP Fund had drawn a portion of its available borrowings from the UST. The Funds did not employ the use of direct leverage during the period covered by this report.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions ("dollar rolls") in which a Fund purchases or sells MBS for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolios of Investments as "MDR" for the Funds, when applicable. During the roll period, the Funds forego principal and interest paid on the MBS. Each Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and recognized as a component of "Investment Income" on the Statement of Operations. Dollar rolls are valued daily. Each Fund entered into dollar roll transactions during the six months ended June 30, 2011.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended June 30, 2011, the Funds hedged interest rate risk through U.S. Treasury futures contracts.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The average number of futures contracts outstanding during the six months ended June 30, 2011, was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average number of futures contracts outstanding*	311	89

*  The average number of futures contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on futures contracts.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Organizational and Offering Costs

The Adviser has agreed to reimburse all organizational expenses (approximately $16,000 for both Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT)) of the Funds and to pay all offering costs (other than the sales load) that exceed $.05 per share. Each Fund's share of offering costs of $790,000 and $240,000 for Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), respectively, was recorded as a reduction of proceeds from the sale of shares.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which Fund overdraws its account at the custodian bank.

Nuveen Investments

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of June 30, 2011:

Mortgage Opportunity Term (JLS)	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities	$—	$290,121,599	$—	$290,121,599
PPIP Limited Partnership	—	—	88,980,610	88,980,610
Short-Term Investments	—	20,428,648	—	20,428,648
Derivatives:
Futures Contracts*	(135,146)	—	—	(135,146)
Total	$(135,146)	$310,550,247	$88,980,610	$399,395,711
Mortgage Opportunity Term 2 (JMT)	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities	$—	$83,392,270	$—	$83,392,270
PPIP Limited Partnership	—	—	30,920,254	30,920,254
Short-Term Investments	—	7,259,770	—	7,259,770
Derivatives:
Futures Contracts*	(38,685)	—	—	(38,685)
Total	$(38,685)	$90,652,040	$30,920,254	$121,533,609

*  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

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Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

Mortgage Opportunity Term (JLS)	Level 3 Mortgage-Backed Securities	Level 3 PPIP Limited Partnership	Level 3 Total
Balance at the beginning of period	$2,534,210	$86,931,662	$89,465,872
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	268,278	(7,451,052)	(7,182,774)
Purchases at cost	—	9,500,000	9,500,000
Sales at proceeds	—	—	—
Net discounts (premiums)	4,787	—	4,787
Transfers in to	—	—	—
Transfers out of	(2,807,275)	—	(2,807,275)
Balance at the end of period	$—	$88,980,610	$88,980,610
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of June 30, 2011	$—	$(7,451,052)	$(7,451,052)
Mortgage Opportunity Term 2 (JMT)	Level 3 Mortgage-Backed Securities	Level 3 PPIP Limited Partnership	Level 3 Total
Balance at the beginning of period	$2,192,457	$30,213,541	$32,405,998
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	170,788	(2,593,287)	(2,422,499)
Purchases at cost	—	3,300,000	3,300,000
Sales at proceeds	—	—	—
Net discounts (premiums)	4,777	—	4,777
Transfers in to	—	—	—
Transfers out of	(2,368,022)	—	(2,368,022)
Balance at the end of period	$—	$30,920,254	$30,920,254
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of June 30, 2011	$—	$(2,593,287)	$(2,593,287)

During the six months ended June 30, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 — General Information and Significant Accounting Policies.

Nuveen Investments

The following tables present the fair value of all derivative instruments held by the Funds as of June 30, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Mortgage Opportunity Term (JLS)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on open futures contracts	$—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$135,146

Mortgage Opportunity Term 2 (JMT)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on open futures contracts	$—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$38,685

*  Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolios of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in unrealized appreciation (depreciation) recognized for the six months ended June 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Risk Exposure
Interest Rate	$(278,474)	$(79,875)
Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Risk Exposure
Interest Rate	$(306,497)	$(87,573)

4. Fund Shares

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding shares.

Transactions in shares were as follows:

	Mortgage Opportunity Term (JLS)		Mortgage Opportunity Term 2 (JMT)
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	For the period 2/24/10 (commencement of operations) through 12/31/10
Shares: Sold	—	800,000	—	4,800,000
Issued to shareholders due to reinvestment of distributions	—	29,556	—	—
	—	829,556	—	4,800,000

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the six months ended June 30, 2011, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Purchases of investment securities and contributions to the PPIP Limited Partnership	$48,960,203	$28,882,959
Sales and maturities of investment securities and distributions to the PPIP Limited Partnership	51,740,463	30,301,654

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of taxable income from the Feeder PPIP Funds' investments, premium amortization, recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Cost of investments	$388,040,125	$118,730,100
Gross unrealized:
Appreciation	19,742,431	5,362,218
Depreciation	(8,251,699)	(2,520,024)
Net unrealized appreciation (depreciation) of investments	$11,490,732	$2,842,194

Permanent differences, primarily due to federal taxes paid, return of capital distributions, investments in MBS, partnership income, and distribution character reclassifications, resulted in reclassifications among the Funds' components of net assets at December 31, 2010, the Funds' last tax year-end as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Paid-in-surplus	$(338,512)	$—
Undistributed (Over-distribution of) net investment income	(42,760)	740,908
Accumulated net realized gain (loss)	381,272	(740,908)

Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Funds' last tax year end, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Undistributed net ordinary income*	$—	$474,955
Undistributed net long-term capital gains	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended December 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)**
Distributions from net ordinary income*	$28,491,191	$6,418,441
Distributions from net long-term capital gains	2,258,363	—
Return of capital	316,194	—

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

**  For the period February 24, 2010 (commencement of operations) through December 31, 2010.

At December 31, 2010, the Funds' last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Mortgage Opportunity Term (JLS)
Expiration:
December 31, 2018	$2,322,230

The following Fund elected to defer net realized losses from investments incurred from November 1, 2010 through December 31, 2010, the Fund's last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

Mortgage Opportunity Term 2 (JMT)
Post-October capital losses	$8,491

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets (1)	Fund-Level Fee Rate
For the first $125 million	.9500%
For the next $125 million	.9375
For the next $150 million	.9250
For managed assets over $400 million	.9125

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level (2)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)  "Managed Assets" means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund's use of effective leverage (whether or not those assets are reflected in the Fund's financial statements for the purposes of U.S. GAAP), such as, but not limited to, leverage at the Master PPIP Fund level attributable to each Fund's investment in the Feeder PPIP Fund.

(2)  The complex-level fee is based on the aggregate daily managed assets (as "managed assets" is defined in each Nuveen fund's investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2011, the complex-level fee rate for these Funds was .1774%.

Pursuant to an investment management agreement between each Fund and the Adviser, the Adviser receives 40% of each Fund's total annual management fee. The Adviser's portion of the management fee compensates the Adviser for overall investment advisory and administrative services provided to each Fund and general office facilities. Pursuant to an investment sub-advisory agreement between each Fund and Wellington Management, Wellington Management receives 60% of each Fund's total annual management fee. Wellington Management's portion of the management fee compensates Wellington Management for the investment advisory services it provides with respect to each Fund's direct investments in MBS and other permitted investments. The Adviser has also entered into an investment sub-advisory agreement with Nuveen Asset Management, LLC, under which Nuveen Asset Management, LLC is responsible for overseeing the Funds' investments in futures contracts. Nuveen Asset Management, LLC is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen funds.

At June 30, 2011, Nuveen owned 4,200 shares of each Fund.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sale (purchases) with commitments to repurchase (resell). The effective date of ASU

Nuveen Investments

No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Funds, including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), are responsible for approving the advisory agreements (each, an "Investment Management Agreement") between each Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between the Advisor and Wellington Management Company, LLP ("Wellington"), and the Advisor and Nuveen Asset Management, LLC ("Nuveen Asset Management") (Wellington and Nuveen Asset Management are each a "Sub-Advisor") (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and each Sub-Advisor (the Advisor and each Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds' investment performance and consider an analysis provided by the Advisor of each Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the

Nuveen Investments

year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and each Sub-Advisor (including, since the internal restructuring described in Section A below, Nuveen Asset Management). The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board met with Wellington and also met with State Street Bank & Trust Company, the Funds' accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Funds and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Funds and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and each

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to Nuveen Asset Management, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, each Sub-Advisor's investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment teams' philosophy and strategies in managing the Fund, developments affecting a Sub-Advisor or the Fund and performance of the Fund. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over each Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

Nuveen Investments

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds' performance and the applicable investment team. In this regard, the Board reviewed each Fund's total return information compared to the returns of its Performance Peer Group for the quarter and one-year periods ending December 31, 2010 and for the same periods ending March 31, 2011 (or for the periods available for Nuveen Mortgage Opportunity Term Fund 2, which did not exist for part of the foregoing time frame).

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder's investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the performance information, the Independent Board Members observed, among other things, that the Funds were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. Notwithstanding the foregoing, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

The Independent Board Members noted that the net management fees of each Fund were higher than the peer average, but the net expense ratio was lower than the peer average of its Peer Group. In addition, in considering the management fees for the Funds, the Board recognized their unique structure, the nature of the assets, the experience of the investment team and the limits on the comparisons of the Peer Group. In reviewing the comparative fee information for the Funds, the Board noted that there were no directly comparable peers to the Funds given their novel structure. The Board recognized that Wellington was selected by the U.S. Treasury ("UST") as an eligible manager to establish certain public-private investment funds pursuant to the UST's Public-Private Investment Program (the "PPIP"). The Funds invest primarily in mortgage-backed securities, both directly and indirectly through the private feeder fund managed by Wellington, which invests alongside the UST in a master fund under the PPIP. The Funds are further structured to have a limited term.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with

Nuveen Investments

registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of a Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) or funds, as applicable. The Independent Board Members noted that with respect to Wellington, the Sub-Advisor that is unaffiliated with Nuveen, such fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to Wellington, which is unaffiliated with Nuveen, the Independent Board Members considered such Sub-Advisor's revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that such Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Nuveen Investments

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to the Advisor and Nuveen Asset Management, the Independent Board Members recognized that each such Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The Independent Board Members noted that the profitability of such Fund Advisers may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. With respect to Wellington, the Independent Board Members noted that while Wellington does have some soft dollar arrangements with respect to some of its agency trades, the trades in fixed income securities held by the Funds are done on a principal basis and do not generate soft dollar credits.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on

Nuveen Investments

open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. Each Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25–30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund's portfolio.

•  Leverage: Using borrowed money to invest in securities or other assets.

•  Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

•  Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate.

Nuveen Investments

RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JLS	—
JMT	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments makes it easy, with the ultimate online resource.

At nuveen.com/understand, you have access to comprehensive educational tools, video libraries and daily pricing for Nuveen's more than 130* closed-end funds–so you can stay up to date on the latest income-investing news and information.

All the tools and resources you need on closed-end funds are just a click away. www.nuveen.com/understand

* There are risks inherent in any investment, including market risk, interest rate risk, credit risk, and the possible loss of principal. There can be no assurance that fund objectives will be achieved and income is not guaranteed. Closed-end funds frequently trade at a discount to their net asset value. Diversification does not ensure against loss.

  * As of 5/31/11

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/performance

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/performance

ESA-K-0611D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund 2

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2011